SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): March 31, 2003


                             Northwest Bancorp, Inc.
             (Exact name of registrant as specified in its charter)


           Federal                    0-23817                     23-2900888
(State or other jurisdiction     (Commission File No.)        (I.R.S. Employer
      of incorporation)                                      Identification No.)


Registrant's telephone number, including area code:  (814) 728-7260



                                 Not Applicable
          (Former name or former address, if changed since last report)



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Item 5.      Other Events

         On March 31, 2003, the Company adopted a Plan of Stock Issuance. A press release announcing the adoption of the Plan of Stock Issuance is included as Exhibit 99 to this report.


Item 7.      Financial Statements, Pro Forma Financial Information, and Exhibits

         The Index of Exhibits immediately precedes the attached exhibits.





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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                 NORTHWEST BANCORP, INC.


DATE:  April 2, 2003                       By: /s/ Gregory C. LaRocca
                                               ---------------------------------
                                                 Gregory C. LaRocca
                                                 Senior Vice President





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                                  EXHIBIT INDEX

The following Exhibits are filed as part of this report:

         Exhibit 99        Press Release of Northwest Bancorp, Inc.